UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)	27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered subject to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (No Par Value)	IIIN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on December 19, 2019, Michael C. Gazmarian, Vice President, Chief Financial Officer and Treasurer of Insteel Industries, Inc (“the Company”), will be leaving the Company to pursue other opportunities. On February 7, 2020, the Company and Mr. Gazmarian agreed that Mr. Gazmarian’s last day of employment with the Company will be July 31, 2020.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on February 11, 2020. Set forth below is a brief description of each item submitted to a vote of the shareholders at the Annual Meeting and the final voting results for each item. A more complete description of each item is set forth in the Company’s proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on January 3, 2020.

Item Number One – Election of Directors

Each of the three nominees named in the proxy statement for the Annual Meeting were elected by the shareholders to the Board based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Abney S. Boxley III	16,508,669	652,163	837,203
Anne H. Lloyd	16,865,232	295,600	837,203
W. Allen Rogers II	16,520,432	640,400	837,203

All three nominees were elected to three year terms ending at the 2023 Annual Meeting of Shareholders.

Item Number two – Approval of an Amendment to the 2015 Equity Incentive Plan of Insteel Industries, Inc.

The proposal to amend the 2015 Equity Incentive Plan of Insteel Industries, Inc. was approved by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,429,689	726,761	4,380	837,205

Item Number Three – Advisory Vote on the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,804,017	353,437	3,376	837,205

Item Number Four – Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 3, 2020 was ratified by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions
17,701,607	291,883	4,545

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant

Date: February 12, 2020	By:	/s/	James F. Petelle
James F. Petelle
Vice President and Secretary